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                                                                   Exhibit 10.98

                             THIRD AMENDMENT TO THE

                 1998 RESTATEMENT OF THE HA-LO INDUSTRIES, INC.

                               401(k) SAVINGS PLAN

         WHEREAS, HA-LO Industries, Inc. (the "Company") established and maintains the HA-LO Industries, Inc. 401(k) Savings Plan (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, amendment of the Plan is now considered desirable; and

         WHEREAS, the power to amend the Plan is reserved to the Company under
Section 11.1 of the Plan.

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended, effective as provided herein, in the following particulars:

         1. Effective April 1, 1999, by adding to the end of Section 2.34 of the Plan the following:

         The Plan Administrator, in its sole discretion, may, in a uniform and nondiscriminatory manner, recognize an Employee's service with a prior employer.

         2. Effective April 1, 1999, by adding to the end of Section 2.35 of the Plan the following:

            (d) The Plan Administrator, in its sole discretion, may, in a uniform and nondiscriminatory manner, recognize an Employee's service with a prior employer.

         IN WITNESS WHEREOF, this Third Amendment is adopted on this ___ day of April, 1999.


                                      HA-LO Industries, Inc.


                                      By:
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                                      Its:
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